Accrued Interest Date:                               Collection Period Ending:
25-Nov-03                                                           30-Nov-03

Distribution Date:        BMW VEHICLE OWNER TRUST 2001-A             Period #
                          ------------------------------
26-Dec-03                                                                 31


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Balances
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                                                                                     Initial                  Period End
      Receivables                                                             $1,489,992,840                $268,869,021
      Pre-Funding Account                                                        $99,965,067                          $0
      Capitalized Interest Account                                                $1,045,665                          $0
      Reserve Account                                                            $22,349,893                 $11,924,684
      Yield Supplement Overcollateralization                                      $8,157,907                  $1,000,346
      Class A-1 Notes                                                           $329,000,000                          $0
      Class A-2 Notes                                                           $448,000,000                          $0
      Class A-3 Notes                                                           $499,000,000                          $0
      Class A-4 Notes                                                           $274,000,000                $236,068,674
      Class B Notes                                                              $31,800,000                 $31,800,000

Current Collection Period
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      Beginning Receivables Outstanding                                         $289,720,241
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                  $12,420,234
                Receipts of Pre-Paid Principal                                    $7,816,641
                Liquidation Proceeds                                                $341,965
                Principal Balance Allocable to Gross Charge-offs                    $272,380
                Release from Pre-Funding Account                                          $0
           Total Receipts of Principal                                           $20,851,220

           Interest Distribution Amount
                Receipts of Interest                                              $1,796,481
                Servicer Advances                                                   $128,465
                Reimbursement of Previous Servicer Advances                               $0
                Accrued Interest on Purchased Receivables                                 $0
                Recoveries                                                           $49,637
                Capitalized Interest Payments                                             $0
                Net Investment Earnings                                               $8,720
           Total Receipts of Interest                                             $1,983,303

           Release from Reserve Account                                                   $0

      Total Distribution Amount                                                  $22,562,144

      Ending Receivables Outstanding                                            $268,869,021

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                     $1,693,452
      Current Period Servicer Advance                                               $128,465
      Current Reimbursement of Previous Servicer Advance                                  $0
      Ending Period Unreimbursed Previous Servicer Advances                       $1,821,917

Collection Account
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      Deposits to Collection Account                                             $22,562,144
      Withdrawals from Collection Account
           Servicing Fees                                                           $241,434
           Class A Noteholder Interest Distribution                               $1,093,551
           First Priority Principal Distribution                                          $0
           Class B Noteholder Interest Distribution                                 $144,690
           Regular Principal Distribution                                        $20,733,920
           Reserve Account Deposit                                                        $0
           Unpaid Trustee Fees                                                            $0
           Excess Funds Released to Depositor                                       $348,549
      Total Distributions from Collection Account                                $22,562,144




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
Excess Funds Released to the Depositor
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           Release from Reserve Account                                        $0
           Release from Collection Account                               $348,549
      Total Excess Funds Released to the Depositor                       $348,549

Note Distribution Account
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      Amount Deposited from the Collection Account                    $21,972,161
      Amount Deposited from the Reserve Account                                $0
      Amount Paid to Noteholders                                      $21,972,161

Distributions
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      Monthly Principal Distributable Amount                      Current Payment      Ending Balance       Per $1,000       Factor
      Class A-1 Notes                                                          $0                  $0            $0.00        0.00%
      Class A-2 Notes                                                          $0                  $0            $0.00        0.00%
      Class A-3 Notes                                                          $0                  $0            $0.00        0.00%
      Class A-4 Notes                                                 $20,733,920        $236,068,674           $75.67       86.16%
      Class B Notes                                                            $0         $31,800,000            $0.00      100.00%

      Interest Distributable Amount                               Current Payment          Per $1,000
      Class A-1 Notes                                                          $0               $0.00
      Class A-2 Notes                                                          $0               $0.00
      Class A-3 Notes                                                          $0               $0.00
      Class A-4 Notes                                                  $1,093,551               $3.99
      Class B Notes                                                      $144,690               $4.55



Carryover Shortfalls
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                                                                         Prior Period
                                                                           Carryover     Current Payment       Per $1,000
      Class A-1 Interest Carryover Shortfall                                   $0                  $0               $0
      Class A-2 Interest Carryover Shortfall                                   $0                  $0               $0
      Class A-3 Interest Carryover Shortfall                                   $0                  $0               $0
      Class A-4 Interest Carryover Shortfall                                   $0                  $0               $0
      Class B Interest Carryover Shortfall                                     $0                  $0               $0


Receivables Data
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                                                                  eginning Period       Ending Period
      Number of Contracts                                                  27,686              26,681
      Weighted Average Remaining Term                                       23.03               22.20
      Weighted Average Annual Percentage Rate                               7.59%               7.60%

      Delinquencies Aging Profile End of Period                     Dollar Amount          Percentage
           Current                                                   $232,894,212              86.62%
           1-29 days                                                  $27,030,542              10.05%
           30-59 days                                                  $6,439,858               2.40%
           60-89 days                                                  $1,345,810               0.50%
           90-119 days                                                   $393,376               0.15%
           120+ days                                                     $765,223               0.28%
           Total                                                     $268,869,021             100.00%
           Delinquent Receivables +30 days past due                    $8,944,267               3.33%


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
      Charge-offs
           Gross Principal Charge-Offs for Current Period                $272,380
           Recoveries for Current Period                                  $49,637
           Net Losses for Current Period                                 $222,743

           Cumulative Realized Losses                                  $8,464,636


      Repossessions                                                 Dollar Amount               Units
           Beginning Period Repossessed Receivables Balance              $903,457                  47
           Ending Period Repossessed Receivables Balance                 $725,646                  43
           Principal Balance of 90+ Day Repossessed Vehicles              $41,064                   3



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                 $1,117,646
      Beginning Period Amount                                          $1,117,646
      Ending Period Required Amount                                    $1,000,346
      Current Period Release                                             $117,300
      Ending Period Amount                                             $1,000,346
      Next Distribution Date Required Amount                             $890,870

Capitalized Interest Account
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      Beginning Period Required Amount                                         $0
      Beginning Period Amount                                                  $0
      Net Investment Earnings                                                  $0
      Current Period Release to Depositor                                      $0
      Ending Period Required Amount                                            $0
      Ending Period Amount                                                     $0


Pre-Funding Account
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      Beginning Period Amount                                                  $0
      Net Investment Earnings                                                  $0
      Release to Servicer for Additional Loans                                 $0
      Current Period Release for Deposit to Collection Account                 $0
      Ending Period Amount                                                     $0

Reserve Account
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      Beginning Period Required Amount                                $11,924,684
      Beginning Period Amount                                         $11,924,684
      Net Investment Earnings                                              $8,720
      Current Period Deposit                                                   $0
      Current Period Release to Collection Account                             $0
      Current Period Release to Depositor                                      $0
      Ending Period Required Amount                                   $11,924,684
      Ending Period Amount                                            $11,924,684


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